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                SCHEDULE OF OMITTED INDEMNIFICATION AGREEMENTS

Marshall Industries entered into Indemnification Agreements in the form filed as Exhibit 10.13 to this Form 10-Q with the following individuals on the dates indicated:

             NAME                                DATE
             ----                                ----

      Gordon S. Marshall                    October 22, 1996
      Robert Rodin                          October 22, 1996
      Richard D. Bentley                    October 22, 1996
      Henry W. Chin                         October 22, 1996
      Richard C. Colyear                    October 22, 1996
      Jean Fribourg                         October 22, 1996
      Lathrop Hoffman                       October 22, 1996
      Jose Menendez                         October 22, 1996
      Raymond G. Rinehart                   October 22, 1996
      Howard C. White                       October 22, 1996

Other than the name of the individual party to the agreement and the date, such Indemnification Agreements are in the same form as Exhibit 10.13.